SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 25, 2001

                               CYLINK CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         California                       0-27742                 95-3891600
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                 3131 Jay Street, Santa Clara, California 95054
          (Address of Principal Executive Offices, Including Zip Code)

                                 (408) 855-6000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         On July 25, 2001, Cylink Corporation issued a press release announcing its results of operations for the quarter ended July 1, 2001. A copy of the press release is attached hereto and filed as Exhibit 99.1 to this report and incorporated herein by reference.


Item 7. Exhibits.

        99.1     Press Release dated July 25, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2001

                                        CYLINK CORPORATION

                                        By:  /s/
                                            -----------------------------
                                            Christopher Chillingworth
                                            Chief Financial Officer
                                            (Principal Financial Officer)